Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bionova Holding Corporation (the “Company”) on Form 10-K for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jose Manuel Garcia, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BIONOVA HOLDING CORPORATION

Date: April 29, 2003	By:	/s/ JOSE MANUEL GARCIA
Jose Manuel Garcia
Chief Executive Officer
(principal executive officer)